Exhibit 10.3

Supplemental Agreement No. 55

to

Purchase Agreement No. 1951

(the Agreement)

Between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, is entered into as of March 31, 2010 by and between THE BOEING COMPANY (Boeing) and CONTINENTAL AIRLINES, INC. (Customer);

WHEREAS, in consideration of Customer’s purchase of fourteen (14) Aircraft in 2009 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer wishes to exercise its [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Customer has previously agreed to allow Boeing to use certain aircraft for flight testing in accordance with Letter Agreement 6-1162-RCN-1890;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 55.

1.2 Remove and replace, in their entirety, pages T-2-2 and T-2-3 of Table 1 each entitled “Aircraft Deliveries and Descriptions, Model 737-700 Aircraft”, with the revised pages T-2-2 and T-2-3 of Table 1 attached hereto.

1.3 Remove and replace, in its entirety, page T-3-7 of Table 1 entitled the “Aircraft Deliveries and Descriptions, Model 737-800 Aircraft”, with the revised page T-3-7 of Table 1 attached hereto.

1.4 Remove and replace, in its entirety, Attachment 1 to Letter Agreement 6-1162-RCN-1890 with the revised Attachment 1 to Letter Agreement 6-1162-RCN-1890, attached hereto.

1.5 Remove and replace, in its entirety, Attachment B to Letter Agreement No. 1951-9R20 with the revised Attachment B to Letter Agreement No. 1951-9R20 attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY                                                                           CONTINENTAL AIRLINES, INC.

By:    /s/ Susan Englander                                                                               By: /s/ Jacques Lapointe

Its: Attorney-in-Fact                                                                       Its: Senior Vice President –Procurement

		Page	SA
ARTICLES		Number	Number

1.	Subject Matter of Sale	1-1	SA 39

2.	Delivery, Title and Risk of Loss	2-1

3.	Price of Aircraft	3-1	SA 39

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail Specification	7-1	SA 39

8.	Federal Aviation Requirements and Certificates and Export License	8-1	SA 39

9.	Representatives, Inspection, Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance, Disclaimer and Release; Exclusion of Liabilities; Customer Support; Indemnification and Insurance	12-1

13.	Buyer Furnished Equipment and Spare Parts	13-1

14.	Contractual Notices and Requests	14-1	SA 39

15.	Miscellaneous	15-1

		Page	SA
TABLES		Number	Number

1.	Aircraft Deliveries and Descriptions – 737-500	T-1	SA 3

	Aircraft Deliveries and Descriptions – 737-700	T-2	SA 55

	Aircraft Deliveries and Descriptions – 737-800	T-3	SA 55

	Aircraft Deliveries and Descriptions – 737-600	T-4	SA 4

	Aircraft Deliveries and Descriptions – 737-900	T-5	SA 39

	Aircraft Deliveries and Descriptions – 737-900ER	T-6	SA 53

EXHIBITS

A-1	Aircraft Configuration – Model 737-724 (Aircraft delivering through July 2004)		SA 26

A-1.1	Aircraft Configuration – Model 737-724 (Aircraft delivering on or after August 2004)		SA 46

A-2	Aircraft Configuration – Model 737-824 (Aircraft delivering through July 2004)		SA 26

A-2.1	Aircraft Configuration – Model 737-824 (Aircraft delivering August 2004 through December 2007)		SA 41

A-2.2	Aircraft Configuration – Model 737-824 (Aircraft delivering January 2008 through July 2008)		SA 45

A-2.3	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver between August 2008 and October 2010)		SA 50

A-2.4	Aircraft Configuration – Model 737-824 (Aircraft scheduled to deliver in or after November 2010)		SA 50

A-3	Aircraft Configuration – Model 737-624		SA 1

A-4	Aircraft Configuration – Model 737-524		SA 3

A-5	Aircraft Configuration – Model 737-924 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 26

A-6	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 45

A-6.1	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 53

A-6.2	Aircraft Configuration – Model 737-924ER [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 53

B	Product Assurance Document		SA 1

C	Customer Support Document – Code Two – Major Model Differences		SA 1

C1	Customer Support Document – Code Three – Minor Model Differences		SA 39

D
Aircraft Price Adjustments – New Generation
Aircraft (1995 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 1

D1	Airframe and Engine Price Adjustments – Current Generation Aircraft		SA 1

D2
Aircraft Price Adjustments – New Generation
Aircraft (1997 Base Price - [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 5

D3
Aircraft Price Adjustments - New
Generation Aircraft (July 2003 Base Price –
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA 41

D4	Escalation Adjustment – Airframe and Optional Features [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		SA 41

E	Buyer Furnished Equipment Provisions Document		SA 39

F	Defined Terms Document		SA 5

SA
LETTER AGREEMENTS		Number

1951-1	Not Used

1951-2R4	Seller Purchased Equipment	SA 39

1951-3R22	Option Aircraft-Model 737-824 Aircraft	SA 38

1951-4R1	Waiver of Aircraft Demonstration	SA 1

1951-5R3	Promotional Support – New Generation Aircraft	SA 48

1951-6	Configuration Matters

1951-7R1	Spares Initial Provisioning	SA 1

1951-8R2	Escalation Sharing – New Generation Aircraft	SA 4

1951-9R20	Option Aircraft-Model 737-724 Aircraft	SA 55

1951-11R1	Escalation Sharing-Current Generation Aircraft	SA 4

1951-12R7	Option Aircraft – Model 737-924 Aircraft	SA 32

1951-13	Configuration Matters – Model 737-924	SA 5

1951-14	Installation of Cabin Systems Equipment 737-924	SA 22
1951-15	Configuration Matters – Model 737-924ER	SA 39

SA
RESTRICTED LETTER AGREEMENTS		Number

6-1162-MMF-295	Performance Guarantees – Model 737-724 Aircraft

6-1162-MMF-296	Performance Guarantees – Model 737-824 Aircraft

6-1162-MMF-308R4	Disclosure of Confidential Information	SA 39

6-1162-MMF-309R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 1

6-1162-MMF-311R6	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46

6-1162-MMF-312R1	Special Purchase Agreement Provisions	SA 1

6-1162-MMF-319	Special Provisions Relating to the Rescheduled Aircraft

6-1162-MMF-378R1	Performance Guarantees – Model 737-524 Aircraft	SA 3

6-1162-GOC-015R1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 31

6-1162-GOC-131R10	Special Matters	SA 46

6-1162-DMH-365	Performance Guarantees – Model 737-924 Aircraft	SA 5

6-1162-DMH-624	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 8
6-1162-DMH-680	Delivery Delay Resolution Program	SA 9
6-1162-DMH-1020	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 14
6-1162-DMH-1035	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 15
6-1162-DMH-1054	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 16
6-1162-CHL-048	Rescheduled Aircraft Agreement	SA 26
6-1162-CHL-195	Restructure Agreement for Model 737NG and 757-300 Aircraft	SA 30
6-1162-MSA-768	Performance Guarantees – Model 737-924ER Aircraft	SA 39
6-1162-SEE-133	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA 46
6-1162-SEE-0176R4	Record Option Proposals	SA 48
6-1162-SEE-0187	Passenger Service Unit Resolution	SA 50
6-1162-SEE-0225R1	Use of Aircraft – Carbon Brakes [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Testing	SA 50
6-1162-SEE-0263	Use of Aircraft – 737NG Performance Improvement Package Testing	SA 50

6-1162-RCN-1888	Use of Aircraft – Boeing 747-800 and 787 Flight Test Training	SA 53

6-1162-RCN-1890	Use of Aircraft for Testing	SA 55

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	October 10, 1996
Supplemental Agreement No. 2	March 5, 1997
Supplemental Agreement No. 3	July 17, 1997
Supplemental Agreement No. 4	October 10, 1997
Supplemental Agreement No. 5	May 21, 1998
Supplemental Agreement No. 6	July 30, 1998
Supplemental Agreement No. 7	November 12, 1998
Supplemental Agreement No. 8	December 7, 1998
Supplemental Agreement No. 9	February 18, 1999
Supplemental Agreement No. 10	March 19, 1999
Supplemental Agreement No. 11	May 14, 1999
Supplemental Agreement No. 12	July 2, 1999
Supplemental Agreement No. 13	October 13, 1999
Supplemental Agreement No. 14	December 13, 1999
Supplemental Agreement No. 15	January 13, 2000
Supplemental Agreement No. 16	March 17, 2000
Supplemental Agreement No. 17	May 16, 2000
Supplemental Agreement No. 18	September 11, 2000
Supplemental Agreement No. 19	October 31, 2000
Supplemental Agreement No. 20	December 21, 2000
Supplemental Agreement No. 21	March 30, 2001
Supplemental Agreement No. 22	May 23, 2001
Supplemental Agreement No. 23	June 29, 2001
Supplemental Agreement No. 24	August 31, 2001
Supplemental Agreement No. 25	December 31, 2001
Supplemental Agreement No. 26	March 29, 2002
Supplemental Agreement No. 27	November 6, 2002
Supplemental Agreement No. 28	April 1, 2003
Supplemental Agreement No. 29	August 19, 2003
Supplemental Agreement No. 30	November 4, 2003
Supplemental Agreement No. 31	August 20, 2004
Supplemental Agreement No. 32	December 29, 2004
Supplemental Agreement No. 33	December 29, 2004
Supplemental Agreement No. 34	June 22, 2005
Supplemental Agreement No. 35	June 30, 2005
Supplemental Agreement No. 36	July 21, 2005
Supplemental Agreement No. 37	March 30, 2006
Supplemental Agreement No. 38	June 6, 2006
Supplemental Agreement No. 39	August 3, 2006
Supplemental Agreement No. 40	December 5, 2006
Supplemental Agreement No. 41	June 1, 2007
Supplemental Agreement No. 42	June 13, 2007
Supplemental Agreement No. 43	July 18, 2007
Supplemental Agreement No. 44	December 7, 2007
Supplemental Agreement No. 45	February 20, 2008
Supplemental Agreement No. 46	June 25, 2008
Supplemental Agreement No. 47	October 30, 2008
Supplemental Agreement No. 48	January 29, 2009
Supplemental Agreement No. 49	May 1, 2009
Supplemental Agreement No. 50	July 23, 2009
Supplemental Agreement No. 51	August 5, 2009
Supplemental Agreement No. 52	August 31, 2009
Supplemental Agreement No. 53	December 23, 2009
Supplemental Agreement No. 55	March 31, 2010

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-2
Boeing Proprietary                                                                           SA55

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-2-3
Boeing Proprietary                                                                           SA55

Table 1 to Purchase Agreement 1951
Aircraft Deliveries and Descriptions
Model 737-800 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Page T-3-7
Boeing Proprietary                                                                           SA55

Attachment to 6-1162-RCN-1890
Update No. 2
Aircraft No.	EWA No. *	Estimated Flight Test Hrs.	Actual Flight Test Hrs.	Scheduled Delivery Month	Revised Delivery Month	Test Program $ Value	Wheels, tires, brakes replaced?	Engines Borescoped?
3138/YJ571	Y3333-003 Y3232-008 Y3290-001 Y3242-021 Y3013-053 Y2227-004 Y3243-048	No greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		TBD**	TBD**	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	No	Yes
3138/YJ571	Y3243-046 Y3243-045	No greater than 10		TBD**	TBD**	$23,000	No	Yes

* EWA is the Boeing Engineering Work Authorization form number.  Such form contains the test description and will be provided to Customer concurrent with this attachment.

** Target delivery dates are TBD due to Koito Seat delays.  When more firm target delivery dates are known, they will be provided to Customer.

Approved by:

CONTINENTAL AIRLINES, INC.

By __________________________

Its ___________________________

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                           SA55

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                           SA55

Attachment B to
Letter Agreement 1951-9R20
Option Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing Proprietary                                                                           SA55